                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A


                                 Amendment No. 2
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (date of earliest event reported) June 9, 2002


        Commission file numbers: 333-36519, 333-36519-01 and 333-75567-01

                          FRONTIERVISION HOLDINGS, L.P.
                   FRONTIERVISION HOLDINGS CAPITAL CORPORATION
                 FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

           (Exact names of Registrants as specified in their charters)

             Delaware                           84-1432334
             Delaware                           84-1432976
             Delaware                           84-1481765
(States or other jurisdiction of               (IRS Employer
  incorporation or organization)          Identification Numbers)


               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)

     Registrants' telephone number, including area code (814) 274-9830
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            This Form 8-K/A amends and restates in its entirety the Registrants'
Form 8-K filed with the Commission on June 25, 2002 and amended on July 2, 2002.

ITEM 4. CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT.

            FrontierVision Holdings, L.P. ("Holdings") is 99.9% owned by FrontierVision Partners, L.P. ("FVP"), a wholly-owned subsidiary of Adelphia Communications Corporation ("Adelphia"), and 0.1% owned by FrontierVision Holdings, LLC, a wholly-owned subsidiary of FVP. FrontierVision Holdings Capital Corporation ("Holdings Capital") and FrontierVision Holdings Capital II Corporation ("Holdings Capital II"), are wholly-owned subsidiaries of Holdings.

            As used herein, the term "Registrants" collectively refers to Holdings, Holdings Capital and Holdings Capital II and the "Company" refers to Adelphia and its subsidiaries, including the Registrants.

            On June 9, 2002, Adelphia dismissed Deloitte & Touche LLP ("Deloitte"), its former independent accountants. On June 10, 2002, Deloitte confirmed in writing to Adelphia that the client-auditor relationship between Deloitte and Adelphia, the Registrants and certain other subsidiaries of Adelphia had ceased. On June 13, 2002, Adelphia retained PricewaterhouseCoopers LLP ("PwC") as its independent accountants. Under this engagement PwC will serve as independent accountants of the Registrants and certain other subsidiaries of Adelphia. The Board of Directors of Adelphia and the Audit Committee of the Board of Directors approved the decision to change independent accountants. On June 14, 2002, Deloitte notified Adelphia that it was withdrawing its reports on the financial statements of Adelphia, the Registrants and certain other subsidiaries and affiliates of Adelphia.

            The Registrants have not yet completed their financial statements or filed their Annual Report on Form 10-K for the year ended December 31, 2001, nor have the Registrants filed their Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. As of the date on which Deloitte was dismissed as the Registrants' independent public accountants, Deloitte had not completed its audit nor had it issued its report with respect to the Registrants' financial statements for the year ended December 31, 2001.

            The report of Deloitte on the financial statements of the Registrants for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and December 31, 2001, and through the date of this Form 8-K, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of such disagreement in its reports on the financial statements; as stated below, on May 14, 2002, Deloitte suspended its audit of the financial statements of Adelphia and the Registrants for the year ended December 31, 2001. Other than to the extent discussed below, there were no reportable events (each, a "Reportable Event") within the meaning of Item 304(a)(1)(v) of Regulation S-K for the years ended December 31, 2001 and December 31, 2000 and through the date of this report. Adelphia's Audit Committee discussed the Reportable Event referred to below with Deloitte and Adelphia authorized Deloitte to respond fully to inquiries of PwC concerning that Reportable Event.

            In March 2002, Adelphia's Board of Directors appointed a Special Committee of Independent Directors (the "Special Committee") whose Charter includes authority to review business relationships between the Company and affiliates of the Rigas family. As part of that review the Special Committee identified accounting and disclosure issues, some of which raised questions about whether Adelphia's management had engaged in improper activities. On May 14, 2002, Deloitte advised Adelphia that it had suspended its audit of the financial statements of Adelphia and the Registrants for the year ended December 31, 2001 and provided Adelphia with a list of issues that, according to Deloitte, needed to be resolved before the issuance of Adelphia's and the Registrants' Annual Reports on Form 10-K. Included in this list were circumstances that raised questions about whether employees of Adelphia had falsified accounting records and/or engaged in other conduct in violation of law. On May 15, 2002, Adelphia's Board of Directors authorized a formal investigation by counsel to the Special Committee into the nature and propriety of transactions between the Company and affiliates of the Rigas family, the integrity of the Company's books and records, the accuracy and completeness of the Company's financial accounting, the Company's compliance with its obligations under credit agreements and other debt instruments, and any other matters related to
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the Company that the Special Committee decides should be investigated. On June
9, 2002, following the transmission of (and without acknowledging receipt of) Adelphia's letter dismissing Deloitte, Adelphia received a letter from Deloitte in which Deloitte stated that it was still not prepared to resume its audit. In that letter Deloitte noted that Adelphia continued to employ executives who might have been involved in inappropriate conduct related to the Company's financial reporting and stated: "To the extent that any of those persons have been involved in illegal activities, there is no way that we would be willing to rely on their representations, and indeed the mere fact that they remain in their positions raises additional concerns." In a letter dated June 13, 2002 to Deloitte, Adelphia responded by noting that since May 25 the Company's accounting and finance staff have been headed by Christopher Dunstan, Chief Financial Officer and Treasurer, and Steven B. Teuscher, Chief Accounting Officer. In addition, Adelphia has retained Conway Del Genio, Gries & Co., LLC for restructuring advice. Neither Messrs. Dunstan or Teuscher, nor the Conway Del Genio firm, had any connection with the Company during the time that the potentially improper activities may have occurred. The members of Adelphia's accounting, finance and bank and investor relations staff referred to in Deloitte's letter, who may have known about or been directly implicated in inappropriate conduct, and who are cooperating with the investigation being conducted by counsel to the Special Committee, have been transferred to other duties pending completion of the investigation. In the letter, Adelphia noted that: "The management representations required in connection with the audit of the Company's financial statements will be provided by officers who had no involvement in prior management's improper activities and who will be adequately informed about the issues relating to the company's financial statements by the findings of the Special Committee counsel."

            The Registrants provided Deloitte with a copy of the disclosures made in this Form 8-K and requested that Deloitte furnish the Registrants with a letter addressed to the Commission stating whether or not Deloitte agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter is filed herewith as Exhibit
16.1. The Company believes that this Form 8-K, as amended on July 2, 2002, was not defective or incomplete. The Company also believes that Deloitte's refusal to resume its audit was unreasonable. In light of that unreasonable refusal, the Company determined that it was not appropriate to share with Deloitte any additional information, including the information Deloitte claims was withheld.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements

            Not applicable.

            (b)   Pro forma Financial Statements

            Not applicable.

            (c)   Exhibits

            16.1 Letter regarding change in certifying accountant (filed herewith).

            99.1 Press release dated June 14, 2002, relating to the selection of PwC as Adelphia's independent public accountants (previously filed).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 17, 2002

                              FRONTIERVISION HOLDINGS, L.P.

                              By:  FrontierVision Partners, L.P.,
                              its general partner

                                 By:  Adelphia GP Holdings, L.L.C.,
                                 its general partner

                                     By:  ACC Operations, Inc., its
                                     sole member

                                        By:  /s/ ERLAND E. KAILBOURNE
                                             ------------------------
                                           Erland E. Kailbourne
                                           Acting Chief Executive
                                           Officer and Chairman

                              FRONTIERVISION HOLDINGS CAPITAL
                              CORPORATION

                              By:  /s/  ERLAND E. KAILBOURNE
                                   -------------------------
                                     Erland E. Kailbourne
                                     Acting Chief Executive Officer and Chairman

                              FRONTIERVISION HOLDINGS CAPITAL II
                              CORPORATION

                              By:  /s/ ERLAND E. KAILBOURNE
                                   ------------------------
                                     Erland E. Kailbourne
                                     Acting Chief Executive Officer and Chairman

                                  EXHIBIT INDEX


Exhibit No.                                Description
16.1                     Letter regarding change in certifying accountant
                         (filed herewith).

99.1 Press release dated June 14, 2002, relating to the selection of PwC as Adelphia's independent public accountants (previously filed).


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